                CSFB                                 CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   2/28/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 20.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,556
Total Outstanding Loan Balance	$1,064,675,737*	Min	Max
Average Loan Current Balance	$162,397	$4,936	$850,000
Weighted Average Original LTV	80.4%**
Weighted Average Coupon	7.13%	3.80%	14.25%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.66%
Weighted Average Margin	6.26%	2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$1,150,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

1.  FICO

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	LTV	LTV	LTV	LTV
FICO	Count	Amount	of Pool	Balance	85-90	90-95	95-100	100+
<= 520	145	151,889	2.1	22,023,888	8.0	1.4	0.0	0.0
521 - 540	298	161,929	4.5	48,254,814	11.7	3.9	0.0	0.0
541 - 560	417	160,442	6.3	66,904,303	18.3	12.3	1.3	0.0
561 - 580	580	157,172	8.6	91,159,876	17.0	16.5	2.6	0.0
581 >=	5,116	163,474	78.6	836,332,856	9.0	10.8	5.8	0.0
Total:	6,556	162,397	100.0	1,064,675,737	10.4	10.9	4.9	0.0

							%
	%	%	%	%	%	%	Not Owner
FICO	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
<= 520	2.3	5.2	4.3	0.0	0.0	0.0	3.9
521 - 540	0.9	3.6	7.4	0.0	0.0	0.0	3.2
541 - 560	1.3	4.2	7.6	0.0	0.0	0.0	1.8
561 - 580	1.9	3.8	6.5	0.0	0.0	0.0	3.4
581 >=	2.2	3.6	6.4	1.7	0.5	0.0	6.8
Total:	2.1	3.7	6.5	1.4	0.4	0.0	6.0

2.  LTV

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	FICO	FICO	FICO	FICO
LTV	Count	Amount	of Pool	Balance	<520	521-540	541-560	561-580
<= 80	3,911	179,629	66.0	702,527,189	2.5	5.3	5.9	7.0
81 - 85	593	177,044	9.9	104,986,878	1.5	6.2	10.7	14.8
86 - 90	807	181,971	13.8	146,850,496	0.3	1.5	7.3	11.1
91 - 95	368	150,480	5.2	55,376,490	0.0	0.0	1.2	4.0
96 - 100	877	62,639	5.2	54,934,684	0.0	0.1	0.0	1.6
Total:	6,556	162,397	100.0	1,064,675,737	1.9	4.3	6.0	7.9

	%	%	%	%	%	%	% Not Owner
	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
LTV	0.7	3.1	6.3	1.4	0.5	0.0	4.3
<= 80	0.8	3.8	7.0	2.0	0.8	0.0	8.9
81 - 85	0.5	2.4	5.4	0.4	0.0	0.0	8.7
86 - 90	1.9	6.7	7.4	1.2	0.0	0.0	17.8
91 - 95	26.4	11.6	11.0	2.3	0.0	0.0	3.0
96 - 100	2.1	3.7	6.5	1.4	0.4	0.0	6.0
Total:	%	%	%	%	%	%	Not Owner

3.  DTI

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	FICO	FICO	FICO	FICO
DTI	Count	Amount	of Pool	Balance	<520	521-540	541-560	561-580
<= 40	2,598	148,965	36.4	387,012,356	1.6	4.2	6.4	7.9
41 - 45	1,655	165,619	25.7	274,099,235	1.1	4.2	5.5	7.8
46 - 50	1,901	171,719	30.7	326,436,968	2.2	3.7	4.8	7.8
51 >=	402	191,859	7.2	77,127,178	4.1	8.2	10.9	9.6
Total:	6,556	162,397	100.0	1,064,675,737	1.9	4.3	6.0	7.9

							%
	%	%	%	%	%	%	Not Owner
DTI	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
<= 40	2.4	5.1	8.5	1.9	0.4	0.0	7.8
41 - 45	2.1	3.3	6.0	0.9	0.6	0.0	4.6
46 - 50	2.0	2.9	5.2	1.2	0.2	0.0	5.3
51 >=	0.9	1.8	4.0	0.9	0.0	0.0	4.4
Total:	2.1	3.7	6.5	1.4	0.4	0.0	6.0

4.  Occupancy Type

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	FICO	FICO	FICO	FICO
Occupancy Type	Count	Amount	of Pool	Balance	<520	521-540	541-560	561-580
Non Owner Occupied	474	134,140	6.0	63,582,256	1.4	2.5	1.6	4.4
Owner Occupied	6,082	164,599	94.0	1,001,093,480	1.9	4.5 2	6.3	8.2
Total:	6,556	162,397	100.0	1,064,675,737	1.9	4.3	6.0	7.9

							%
	%	%	%	%	%	%	Not Owner
Occupancy Type	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
Non Owner Occupied	2.7	10.1	11.7	1.0	1.3	0.0	100.0
Owner Occupied	2.0	3.3	6.2	1.4	0.3	0.0	0.0
Total:	2.1	3.7	6.5	1.4	0.4	0.0	6.0

5.  WAC

		Avg		Total	%	%	%	%
	Loan	Loan		Principal	FICO	FICO	FICO	FICO
WAC	Count	Amount	% of Pool	Balance	0.4	521-540	541-560	561-580
<= 6.999	2,761	208,725	54.1	576,289,479	2.0	1.4	3.6	5.4
7.000 - 7.999	1,737	169,056	27.6	293,649,890	4.7	5.4	7.9	9.8
8.000 - 8.999	962	133,757	12.1	128,673,853	9.9	11.5	11.0	13.1
9.000 - 9.999	412	89,940	3.5	37,055,456	9.0	14.5	11.7	13.5
10.000 - 10.999	302	53,660	1.5	16,205,226	5.5	10.1	6.7	8.9
11.000 >=	382	33,513	1.2	12,801,833	1.9	3.5	3.0	10.1
Total:	6,556	162,397	100.0	1,064,675,737	0.4	4.3	6.0	7.9

							%
	%	%	%	%	%	%	Not Owner
WAC	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
<= 6.999	0.1	1.3	3.8	2.1	0.3	0.0	2.7
7.000 - 7.999	0.5	3.2	8.1	0.7	0.3	0.0	8.1
8.000 - 8.999	2.2	8.8	11.9	0.5	0.6	0.0	12.3
9.000 - 9.999	12.7	14.5	13.4	0.0	2.2	0.0	17.5
10.000 - 10.999	33.9	23.7	13.7	0.0	0.0	0.0	9.9
11.000 >=	56.7	16.6	9.9	0.0	0.0	0.0	3.3

6.  IO Type

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	FICO	FICO	FICO	FICO
IO Type	Count	Amount	of Pool	Balance	<520	521-540	541-560	561-580
0	5,687	148,807	79.5	846,265,656	2.3	5.4	7.5	9.8
24	388	264,563	9.6	102,650,487	0.0	0.1	0.2	0.7
36	31	231,613	0.7	7,180,017	0.0	0.0	0.0	0.0
60	450	241,288	10.2	108,579,576	0.0	0.0	0.4	1.1
Total:	6,556	162,397	100.0	1,064,675,737	1.9	4.3	6.0	7.9

							%
	%	%	%	%	%	%	Not Owner
IO Type	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
0	2.6	4.6	7.8	1.0	0.2	0.0	7.1
24	0.0	0.1	1.3	4.0	1.6	0.0	0.3
36	0.0	0.0	3.7	0.0	0.0	0.0	0.0
60	0.0	0.1	1.7	1.8	0.8	0.0	2.7
Total:	2.1	3.7	6.5	1.4	0.4	0.0	6.0

7.  Doc Type

		Avg		Total
	Loan	Loan		Principal	FICO	FICO	FICO	FICO
Doc Type	Count	Amount	% of Pool	Balance	<520	521-540	541-560	561-580
Full	4,138	149,426	58.1	618,324,404	2.3	5.1	7.3	9.1
Reduced	933	182,270	16.0	170,057,617	0.6	1.1	2.2	3.9
No Income/ No Asset	82	136,440	1.1	11,188,047	0.0	0.0	0.0	3.8
Stated Income / Stated Assets	1,403	188,956	24.9	265,105,668	1.7	4.9	5.6	7.9
Total:	6,556	162,397	100.0	1,064,675,737	1.9	4.3	6.0	7.9

							Not
Doc Type					%		Owner
Full	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
Reduced	2.6	4.2	7.5	1.7	0.4	0.0	5.7
No Income/ No Asset	1.2	3.5	5.7	1.1	0.5	0.0	6.5
Stated Income / Stated Assets	1.9	4.9	15.8	5.5	0.0	0.0	8.0
Total:	1.3	2.7	4.4	0.5	0.3	0.0	6.1

8.  Others

		Avg		Total
	Loan	Loan		Principal	FICO	FICO	FICO	FICO
	Count	Amount	% of Pool	Balance	<520	521-540	541-560	561-580
Others: 2nd Lien	751	35,511	2.5	26,668,530	0.0	0.1	0.2	4.0
Others: <$100k	2,180	60,173	12.3	131,176,721	1.8	4.3	6.5	7.5
Others: >$650k	12	756,168	0.9	9,074,015	0.0	0.0	0.0	0.0
Others: Ohio	209	104,787	2.1	21,900,561	0.3	3.6	4.6	7.4
Others: Nevada	235	214,482	4.7	50,403,275	1.2	2.8	4.1	6.6
Others: North CA	411	271,813	10.5	111,715,070	1.0	4.2	4.0	5.2
Others: South CA	626	255,719	15.0	160,080,213	2.3	3.6	5.9	7.7
Others: Top 10 Loans	6,556	162,397	0.7	7,741,667	1.9	4.3	6.0	7.9

							Not
					%		Owner
	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
Others: 2nd Lien	58.1	18.4	13.3	0.0	0.0	0.0	1.5
Others: <$100k	16.9	30.2	52.9	0.0	0.0	0.0	11.8
Others: >$650k	0.0	0.0	0.0	54.6	45.4	0.0	9.0
Others: Ohio	5.2	11.4	19.5	2.9	0.0	0.0	8.0
Others: Nevada	0.7	0.0	1.9	1.2	0.0	0.0	11.1
Others: North CA	0.2	0.7	1.3	2.4	1.4	0.0	4.8
Others: South CA	0.4	0.9	1.5	2.5	1.1	0.0	3.0
Others: Top 10 Loans	2.1	3.7	6.5	1.4	0.4	0.0	6.0

9.  Credit Grades

		Avg		Total
	Loan	Loan		Principal	LTV	LTV	LTV	LTV
Credit Grades	Count	Amount	% of Pool	Balance	85-90	90-95	95-100	100+
	703	152,292	10.1	107,060,944	10.9	12.4	4.1	0.0
aa	7	107,567	0.1	752,970	0.0	0.0	0.0	0.0
a-	1	190,727	0.0	190,727	0.0	0.0	0.0	0.0
1A	236	124,256	2.8	29,324,325	3.2	3.6	47.3	0.0
2A	92	85,778	0.7	7,891,573	7.4	5.2	14.2	0.0
A	843	129,270	10.2	108,974,899	10.5	17.4	4.1	0.0
AA	804	185,521	14.0	149,159,271	13.1	14.0	6.6	0.0
AA100	26	146,067	0.4	3,797,745	0.0	0.0	9.4	0.0
AA95	1	78,081	0.0	78,081	0.0	100.0	0.0	0.0
AAA	286	203,372	5.5	58,164,381	2.6	0.7	0.3	0.0
AXP	68	187,620	1.2	12,758,179	10.7	23.9	0.2	0.0
AXTC	9	167,551	0.1	1,507,963	0.0	7.0	0.0	0.0
AXTH	10	290,610	0.3	2,906,103	7.1	26.9	59.9	0.0
AXTJ	3	708,117	0.2	2,124,352	34.0	0.0	0.0	0.0
A-	316	137,797	4.1	43,543,950	15.1	19.8	0.8	0.0
A-XP	36	212,138	0.7	7,636,977	26.6	15.4	0.0	0.0
A+	1,529	162,547	23.3	248,534,692	8.6	5.8	2.4	0.0
A+XP	308	230,721	6.7	71,062,003	11.4	28.4	0.1	0.0
A+XT	199	247,007	4.6	49,154,436	9.5	9.6	7.3	0.0
B	231	129,896	2.8	30,006,065	19.1	3.1	0.2	0.0
BXP	38	202,144	0.7	7,681,456	9.5	1.8	0.0	0.0
B-	8	187,940	0.1	1,503,521	0.0	10.8	0.0	0.0
B+	38	159,797	0.6	6,072,299	17.7	0.0	0.0	0.0
C	67	150,565	0.9	10,087,846	0.7	2.9	0.0	0.0
CXP	29	212,166	0.6	6,152,819	0.0	0.0	0.0	0.0
C-	11	168,869	0.2	1,857,562	0.0	0.0	0.0	0.0
C-XP	17	179,441	0.3	3,050,497	0.0	0.0	0.0	0.0
C+	1	73,254	0.0	73,254	0.0	0.0	0.0	0.0

							Not
					%		Owner
Credit Grades	<$50k	$50-75k	$75-100k	$600-750k	$750-900k	>$900k	Occupied
	1.5	6.3	11.2	2.4	0.0	0.0	13.1
aa	4.4	7.0	10.3	0.0	0.0	0.0	0.0
a-	0.0	0.0	0.0	0.0	0.0	0.0	0.0
1A	0.4	14.6	14.8	0.0	0.0	0.0	31.3
2A	14.8	3.0	7.6	0.0	0.0	0.0	14.9
A	4.0	4.6	9.3	1.2	0.8	0.0	4.0
AA	1.8	2.8	4.0	0.5	0.0	0.0	5.8
AA100	0.0	2.0	9.4	0.0	0.0	0.0	0.0
AA95	0.0	0.0	100.0	0.0	0.0	0.0	0.0
AAA	0.2	0.8	3.0	1.1	1.4	0.0	1.4
AXP	0.7	0.0	1.8	0.0	0.0	0.0	5.9
AXTC	0.0	0.0	10.2	0.0	0.0	0.0	0.0
AXTH	0.0	2.2	0.0	0.0	0.0	0.0	0.0
AXTJ	0.0	0.0	0.0	100.0	0.0	0.0	0.0
A-	2.2	2.2	8.0	0.0	0.0	0.0	0.6
A-XP	0.0	0.9	3.4	0.0	0.0	0.0	9.2
A+	2.2	3.9	6.5	0.8	0.3	0.0	4.1
A+XP	0.2	1.0	1.6	1.0	2.3	0.0	10.7
A+XT	0.0	0.2	2.1	4.0	0.0	0.0	3.8
B	4.4	4.0	8.8	0.0	0.0	0.0	2.0
BXP	0.8	1.7	3.4	0.0	0.0	0.0	10.7
B-	0.0	4.6	12.5	0.0	0.0	0.0	0.0
B+	0.0	2.2	7.5	0.0	0.0	0.0	1.2
C	2.2	5.5	7.1	0.0	0.0	0.0	3.9
CXP	0.0	1.2	4.0	0.0	0.0	0.0	2.3
C-	2.4	2.7	4.1	0.0	0.0	0.0	0.0
C-XP	0.0	0.0	0.0	0.0	0.0	0.0	3.8
C+	0.0	100.0	0.0	0.0	0.0	0.0	100.0